(letterhead of Sonat Services Inc. appears here)



December 22, 1994

Ms. Eileen Stanek
Atlanta Gas Light Company
303 Peachtree Center, N.E.
Atlanta, GA 30302

Dear Eileen:

Enclosed please find three copies of the three-party agreement between ANR Storage Company (ANR), Atlanta Gas Light Company (Atlanta) and Southern Natural Gas Company (Southern) associated with the transfer of storage volumes and service from Southern to Atlanta. Please execute the enclosed copies, forward one fully executed copy to Jim Lane at ANR, and return one copy to me for Southern's files.

I am sorry that I was unable to get these to you before the holidays. I hope your holiday was happy.

Very truly yours,

/s/ Patty
Patricia S. Francis
Senior Attorney

PSF:tmb

Enclosure

(letterhead of Coastal appears here)




November 28, 1994


Southern Natural Gas Company
P.O. Box 2563
Birmingham, Alabama 35202-2563

Atlanta Gas Light Company
P.O. Box 4569
atlanta, Georgia 30302

Re:      Gas Storage Agreement, dated January 31, 1979 ("50-day
          Agreement"), and Gas Storage Agreement, dated February 1, 1979 ("100-day Agreement"), between ANR Storage Company
          ("ANR") and Southern Natural Gas Company ("Southern")

Dear Sirs:

Pursuant  to the  order  issued  by the  Federal  Energy  Regulatory  Commission
("FERC") in Docket Nos. RP94- 183-001, et al., dated September 23, 1994, Southern has requested that ANR consent to the transfer, effective November 1, 1994, to Atlanta Gas Light Company ("Atlanta") by Southern of a storage account volume of 5,650,000 Mcf of gas (measured on a saturated basis) which Southern has previously delivered to ANR for storage under the 50-day Agreement and a storage account volume of 5,550,000 Mcf of gas (measured on a saturated basis) which Southern has previously delivered to ANR for storage under the 100-day Agreement. Said storage account volumes of 5, 650, 000 Mcf for the 50-day Agreement and 5, 550, 000 Mcf for the 100- day Agreement shall hereinafter be referred to collectively as the "Storage Account Volumes." The 50-day Agreement and the 100-day Agreement are hereinafter referred to collectively as the "Agreements". The gas is to be transferred as is and where is in place at ANR's Kalkaska County, Michigan, storage fields to Atlanta for storage service under FS Service Agreements between ANR and Atlanta, dated as of November 1, 1994 ("FS Service Agreements"). ANR is willing to consent to this transfer of storage volumes under these circumstances.

In consideration of the mutual covenants contained herein, and for the reasons recited above, Atlanta, ANR and Southern agree as follows:

         1.   ANR and Southern agree as follows:

Southern Natural Gas Company
Atlanta Gas Light Company
November 28, 1994
Page 2

A. The 50-day Agreement is hereby amended, effective November 1, 1994, as follows:

(i) Southern's Maximum Daily Withdrawal Quantity shall be reduced from 117,638 Mcf to 4,638 Mcf under Section 1. 1 (f) (1) , from 82,347 Mcf to 3, 247 Mcf under Section 1. 1 (f) (2) and from 47,055 Mcf to 1,855 Mcf under
      Section 1.1(f)(3).

(ii) Section 1. 1 (k) shall be amended to reduce Southern's Winter Contract Quantity from 5,881,900 Mcf to 231,900 Mcf.

(iii) Section 1. 1 (d) shall be amended to reduce Southern's Daily Injection Rate from 29,410 Mcf to 1,160 Mcf.

(iv) Section 8.1 of the Agreements shall be amended to reduce the monthly demand charge from $426,375 to $16,810.

B. All other terms and conditions of the 50-day Agreement, including ANR's obligation to redeliver to Southern its remaining storage account volume, less the storage account volume transferred hereunder, for Southern's customers, other than Atlanta, shall remain in full force and effect.

2.    ANR and Southern further agree as follows:

A. The 100-day Agreement is hereby amended, effective November 1, 1994, as follows:

(i) Southern's  Maximum Daily  Withdrawal  Quantity shall be reduced from 56,208
Mcf to 708 Mcf  under  Section  1.1(f)(1)  , from  39,346  Mcf to 496 Mcf  under
Section 1.1(f)(2) and from 22,483 Mcf to 283 Mcf under Section 1.1(f)(3) .

(ii) Section 1. 1 (k) shall be amended to reduce Southern's Winter Contract Quantity from 5,620,800 Mcf to 70,800 Mcf.

(iii) Section 1. 1 (d) shall be amended to reduce Southern's Daily Injection Rate from 28,104 Mcf to 354 Mcf.

(iv)  Section 8. 1 of the Agreements shall be amended

Southern Natural Gas Company
Atlanta Gas Light Company
November 28, 1994
Page 3

to reduce the monthly demand charge from $272,551 to $3,433.

B. All other terms and conditions of the 100-day Agreement, including ANR's obligation to redeliver to Southern its remaining storage account volume, less the storage account volume transferred hereunder, for Southern's customers, other than Atlanta, shall remain in full force and effect.

3. Effective November 1, 1994, Atlanta and Southern agree that the CSS-1 Agreement, dated June 1, 1979 and CSS-2 Agreement, dated June 1, 1979 between Southern and Atlanta (collectively the "CSS Agreements") shall be and they hereby are terminated. Atlanta shall remain responsible for any amounts accrued and owing under the CSS Agreements for storage services up to November 1, 1994. In addition, Atlanta and Southern agree herein to the amendment of the Storage Transportation Agreement, dated June 1, 1979 ("STS Agreement") between Atlanta and Southern to reflect the changes made by Southern to the STS Agreement in Volume 2A of Southern's FERC Gas Tariff which were accepted by the FERC in the September 23 Order.

4. ANR releases and discharges Southern from all claims for any liability or debt that may arise with respect to the Storage Account Volumes assigned to Atlanta, except for any amounts accrued and owing under the Agreements with respect to such Storage Account Volumes up to November 1, 1994. Atlanta accepts such assignment of the Storage Account Volumes from Southern. Further, ANR agrees that Southern shall have no contractual obligation to pay ANR for any services rendered by ANR after November 1, 1994 with respect to the storage of the Storage Account Volumes transferred to Atlanta or the withdrawal of such Storage Account Volumes from storage.

5. Southern agrees that, as a result of the transfer of the Storage Account Volumes by Southern to Atlanta, ANR has fulfilled its obligations to Southern under the Agreements with respect to such Storage Account Volumes and that ANR shall have no contractual obligations from and after November 1, 1994, to store or redeliver such Storage Account Volumes to or for the account of Southern.

6. The conversion factor used and to be used to convert the Mcf"s of the Storage Account Volumes from gas measured on a saturated basis to gas measured on a dry basis is 1.017708.

Southern Natural Gas Company
Atlanta Gas Light Company
November 28, 1994
Page 4



Please confirm our agreement, by signing in the place provided below and returning to the undersigned the enclosed copies of this letter.

Very truly yours,

ANR STORAGE COMPANY


BY:   /S/ Richard A. Lietz

Its:  Executive Vice President


Accepted and agreed to this
14th day of December,   1994

SOUTHERN NATURAL GAS COMPANY


By:   /S/ Greg P. Meyers

Its:  Vice President


Accepted and agreed to this
5th day of  January,  1995

ATLANTA GAS LIGHT COMPANY
By:   /S/ Stephen J. Gunther
Its:  Vice President

(letterhead of Tennessee Gas Pipeline appears here)



December 13, 1995


Atlanta Gas Light Company
303 Peachtree Street
Atlanta, GA 30308-4239
Attn: Debbie McNeely

Dear Debbie:

This letter sets forth our agreement with respect to the amendments of the Firm Storage Agreements No. 2031 and 3998 between Tennessee Gas Pipeline (TGP) and Atlanta Gas Light Company (the "Parties"). Our agreement is as follows:

1. The Agreement No. 3998 is hereby amended to increase the Maximum Storage Quantity (MSQ) by 3,000,000 Dth effective January 1, 1996.

2. The Agreement No. 3998 is hereby amended to increase the Maximum Daily Withdrawal (MDQ) on meter number 07-0020 (TGP-Portland Storage Withdrawal) by 20,000 Dth/d effective January 1, 1996.

3. The Agreement No. 3998 is hereby amended to increase the Maximum Daily Injection (MDI) on meter number 06-0020 (TGP-Portland Storage Injection) by 20,000 Dth/d effective January 1, 1996.

4.   The Agreement No. 2031 is hereby terminated effective December 31, 1995.

Please acknowledge your acceptance of the amendments by signing below and returning to my attention the duplicate originals of the letter. Upon execution by TGP, an original will be forwarded to your for your files.

Sincerely,



/S/ Craig S. Harris
Sr. Customer Service Representative

TENNESSEE GAS PIPELINE

By: L. G. Williams
Director, Transportation Services
Central Region

ATLANTA GAS LIGHT COMPANY

By:     /S/  Stephen J. Gunther

Date:   December 19, 1993

(letterhead of Tennessee Gas Pipeline appears here)


December 14, 1995

Chattanooga Gas Company
303 Peachtree Street
Atlanta, GA 30308-4239
Attn: Debbie McNeely

Dear Debbie:

This letter sets forth our agreement with respect to the amendments of the Firm Storage Agreements No. 2027 and 3999 between Tennessee Gas Pipeline (TGP) and Chattanooga Gas Company (the "Parties"). Our agreement is as follows:

1. The Agreement No. 3999 is hereby amended to increase the Maximum Storage Quantity (MSQ) by 1,845,000 Dth effective January 1, 1996.

2. The Agreement No. 3999 is hereby amended to increase the Maximum Daily Withdrawal (MDQ) on meter number 07-0020 (TGP-Portland Storage Withdrawal) by 12,300 Dth/d effective January 1, 1996.

3. The Agreement No. 3999 is hereby amended to increase the Maximum Daily Injection (MDI) on meter number 06-0020 (TGP-Portland Storage Injection) by 12,300 Dth/d effective January 1, 1996.

4. The Agreement No. 2027 is hereby terminated effective December 31, 1995.

Please acknowledge your acceptance of the amendments by signing below and returning to my attention the duplicate originals of the letter. Upon execution by TGP, an original will be forwarded to your for your files.

Sincerely,



/S/ Craig S. Harris
Sr. Customer Service Representative

TENNESSEE GAS PIPELINE

By:   /S/ L. G. Williams
Director, Transportation Services
Central Region

ATLANTA GAS LIGHT COMPANY


By:/S/  Stephen J. Gunther

Date:  December 19, 1995